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                                                                 Exhibit 10.26



                             SUBSCRIPTION AGREEMENT

       This Subscription Agreement (this "AGREEMENT"), dated as of January 15, 1999, is entered into by and between AMX Corporation, a Texas corporation (the "COMPANY"), and John F. McHale, an individual residing in the State of Texas (the "INVESTOR").

       A. Investor desires to purchase 623,520 shares (the "Shares") of the common stock, par value $.01 per share (the "COMMON STOCK"), of the Company, at a purchase price of $8.019 per share, such purchase price per share to be equal to the average closing price of the Common Stock as quoted on The Nasdaq Stock Market for the last ten trading days, including the date hereof, for an aggregate purchase price of $5,000,007.00

       B. The parties hereto desire to enter this Agreement to provide for the purchase by the Investor of the Shares on the terms set forth herein and to govern the parties' respective rights and obligations with respect thereto.

       Accordingly, the parties agree as follows:

                                    ARTICLE I

                        PURCHASE AND SALE OF COMMON STOCK

       1.1    PURCHASE AND SALE.

       A. Subject to the terms and conditions set forth herein, the Company shall issue and sell and the Investor shall purchase 623,520 Shares of Common Stock. The purchase price (the "PURCHASE PRICE") for the Shares shall be $8.019 per Share, for an aggregate Purchase Price of $5,000,007.00.

       B. The Company will file with The Nasdaq Stock Market a Notification Form for Listing of Additional Shares, which such notification form is required to be filed fifteen days prior to the issuance of any additional shares by the Company. At the end of such fifteen day period, the Company shall deliver to the Investor one or more stock certificates representing 623,520 Shares registered in the names and in the amounts as specified by the Investor and (2) the Investor shall deliver by wire transfer or certified check to the Company in immediately available funds in U.S. dollars an amount equal to the Purchase Price.

       C. The Investor agrees to deliver to the Company from time to time such documents and certificates as may be reasonably requested by the Company to comply with the applicable securities laws and the rules and regulations of The Nasdaq Stock Market.

                                   ARTICLE II

               REPRESENTATIONS AND WARRANTIES; CERTAIN AGREEMENTS

       2.1 REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Investor as of the date hereof as follows: (a) the Company and each of its subsidiaries are duly organized, validly existing and in good standing under the laws of their respective jurisdictions of organization, (b) the Company has all corporate and other necessary power and authority, and the legal right, to execute and deliver this Agreement and to perform its obligations hereunder and to consummate all of the transactions




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contemplated hereby, (c) the Company has authorized the issuance of the Shares and the Shares, when issued and delivered as provided hereunder against payment in accordance with the terms hereof, will be duly authorized, issued and outstanding, fully-paid and non-assessable, (d) this Agreement has been duly authorized by all necessary corporate action on the part of the Company and has been duly executed and delivered by the Company, (e) this Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by the effect of applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, (f) the execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby do not
(i) contravene the Company's articles of incorporation or bylaws or (ii) breach or constitute a default under any loan or purchase agreement, indenture, mortgage, deed of trust, lease, instrument, contract or other agreement binding on or affecting the Company, any of its subsidiaries or any of their respective property or assets the breach of which, either individually or in the aggregate, could reasonably be expected to have a material adverse effect on the Company and its subsidiaries taken as a whole, (g) no governmental authorization, and no consent, approval or authorization of, or notice to, or other action by, any other person, is required for the due execution, delivery, recordation, filing or performance by the Company of this Agreement, or for any of the other transactions contemplated hereby, except for any such authorization or consent which has been or will be obtained prior to the time at which it is required to be obtained, and (h) the Company has furnished or made available to the Investor a true and complete copy of its Form 10-K for the fiscal year ended March 31, 1998 and its Form 10- Q for the fiscal quarter ended September 30, 1998 (collectively, the "SEC DOCUMENTS"), which the Company filed under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), with the Securities and Exchange Commission ("SEC") and, as of their respective filing dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading, except to the extent corrected by a subsequently filed document with the SEC.

       2.2 REPRESENTATIONS AND WARRANTIES OF THE INVESTOR. The Investor hereby represents and warrants to the Company as of the date hereof:

       A. AUTHORITY. The Investor has the requisite power and authority to enter into and to consummate the transactions contemplated hereby and otherwise to carry out his obligations hereunder. This Agreement has been duly executed and delivered by the Investor and constitutes the valid and legally binding obligation of the Investor, enforceable against him in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to, or affecting generally the enforcement of, creditors rights and remedies or by other general principles of equity.

       B. NO SOLICITATION. The offering of the Shares in the Company to the Investor was made only through direct, personal communication between the Investor and a duly authorized representative of the Company and not through public solicitation or advertising.

       C. INVESTMENT INTENT. The Investor is acquiring the Shares for his own account for investment purposes only and not with a view to or for distributing or reselling such Shares or any part thereof or interest therein and the Investor does not presently have any reason to anticipate any change in his circumstances or other particular occasion or event which would cause him to sell such Shares, without prejudice, however, to the Investor's right, subject to the provisions of this Agreement, at all times to sell or otherwise dispose of all or any part of such Shares pursuant to an effective registration statement under the Securities Act of 1933, as

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amended (the "SECURITIES ACT"), or pursuant to an available exemption from the registration requirements thereunder and in compliance with applicable state securities laws; provided, however, that the Investor acknowledges that the Company has no obligation to register the Shares under the Securities Act or any other securities laws.

       D. INVESTOR STATUS. At the time the Investor was offered the Shares to be acquired hereunder, the Investor was and at the date hereof, the Investor is an "accredited investor" as defined in Rule 501(a) under the Securities Act.

       E. INVESTMENT COMPANY. The Investor is not, and following issuance of the Shares will not be, nor is the Investor an affiliate of an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

       F. EXPERIENCE OF INVESTOR. The Investor, either alone or together with the Investor's representatives, has such knowledge, sophistication and experience in business, investment and financial matters, and has such knowledge, sophistication and experience in evaluating and investing in common stocks and other securities based on actual participation in business, investment and financial matters, so as to be capable of evaluating the merits and risks of an investment in the Shares to be acquired by the Investor hereunder, and has so evaluated the merits and risks of such investment.

       G. ABILITY OF INVESTOR TO BEAR RISK OF INVESTMENT. The Investor is able to bear the economic risk of an investment in the Shares to be acquired hereunder and, at the present time, is able to afford a complete loss of such investment. The Investor is aware that no guarantees have been or can be made by the Company or any of its representatives respecting the future value, if any, of the Shares or the profitability or success of the business of the Company and no assurances are or have been made concerning the dividend or distribution by the Company of cash to its shareholders.

       H. ACCESS TO INFORMATION. The Investor acknowledges that he has been a member of the Board of Directors of the Company since October 22, 1997. The Investor acknowledges that, as a member of the Board of Directors of the Company and otherwise, he has been afforded (i) the opportunity to ask such questions as the Investor has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the Shares offered hereunder and the merits and risks of investing in such Shares; (ii) access to information about the Company and the Company's financial condition, results of operations, cash flow, business, properties, assets, management and business prospects sufficient to enable him to evaluate an investment in such Shares; and (iii) the opportunity to obtain such additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

       I. RELIANCE. The Investor understands and acknowledges that (i) the Shares being offered and sold to Investor hereunder are being offered and sold without registration under the Securities Act in a private placement that is exempt from the registration provisions of the Securities Act under Section 4(2) of the Securities Act and (ii) the availability of such exemption depends in part on, and that the Company will rely upon the accuracy and truthfulness of, the foregoing representations and the Investor hereby consents to such reliance.

       J. CERTAIN FEES. Except as provided herein, no fees or commissions will be payable by the Investor to any broker, financial advisor, finder, investment banker, or bank with respect to the transactions

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contemplated by this Agreement. The Company acknowledges and agrees that the
Investor makes no representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 2.2.

       2.3 SURVIVAL. All representations, warranties and covenants contained herein shall survive the execution and delivery of this Agreement indefinitely.

       2.4    TRANSFER RESTRICTIONS.

       A. If the Investor should decide to dispose of any Shares to be acquired hereunder, the Investor understands and agrees that he may do so only
(i) pursuant to an effective registration statement under the Securities Act,
(ii) to the Company or (iii) pursuant to an available exemption or exclusion from the registration requirements of the Securities Act. In connection with any transfer of any Shares other than pursuant (i) to an effective registration statement, (ii) to the Company, (iii) to an affiliate of the Investor which is an "accredited investor" within the meaning of Rule 501(a) under the Securities Act, provided that any such transferee shall agree to be bound by the terms of this Agreement, and (iv) in reliance on Rule 144 under the Securities Act, the Company may require that the transferor provide to the Company an opinion in form and substance reasonably satisfactory to the Company of counsel experienced in the area of United States securities laws selected by the transferor to the effect that such transfer does not require registration of such Shares under the Securities Act.

       B. The Investor agrees to the imprinting, so long as appropriate, of the following legend on certificates representing the Shares:

              THESE SHARES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER REGULATION D PROMULGATED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION OR EXCLUSION FROM THE REGISTRATION REQUIREMENTS THEREUNDER AND IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS.

              THESE SHARES ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER SET FORTH IN A SUBSCRIPTION AGREEMENT, DATED AS OF JANUARY 15, 1999, BETWEEN THE COMPANY AND THE ORIGINAL HOLDER HEREOF. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

       The legend set forth above shall be removed in connection with any resale of Shares pursuant to an effective registration statement under the Securities Act or sooner if, in the opinion of counsel to the Company and the Investor experienced in the area of United States securities laws, such legend is no longer required under applicable requirements of the Securities Act (including judicial interpretation and pronouncements issued by the staff of the SEC). The certificates representing the Shares shall also bear any other legends required by applicable federal or state securities laws, which legends shall be removed when, in the opinion of

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counsel to the Company, such legends are no longer required under the applicable requirements of such securities laws. In connection therewith, the Company may request, and the Investor or other transferor shall provide, such information as the Company or its counsel may reasonably request to evaluate the propriety of removing any legends. The Company makes no representation, warranty or agreement as to the availability of any exemption from registration under the Securities Act with respect to any resale of Shares. The Investor agrees that the Company shall be entitled to make a notation on its records and give instructions to any transfer agent of the Company in order to implement the restrictions on transfer set forth in this Section 2.4.

                                   ARTICLE III

                                  MISCELLANEOUS

       3.1 ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the Investor and the Company and supersedes all prior agreements and understandings relating to the subject matter hereof.

       3.2 WAIVER AND AMENDMENT. This Agreement may be amended, and the observance of any term hereof may be waived (either retroactively or prospectively), with and only with the written consent of the Company and the Investor. No amendment or waiver consented to as provided herein will extend to or affect any obligation, covenant, or agreement not expressly amended or waived or impair any right, power or remedy consequent thereon.

       3.3 NOTICES. All notices and other communications provided for hereunder shall be in writing and delivered by telecopier or (if expressly permitted under the applicable provisions hereof by telephone, if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), by registered or certified Mail with return receipt requested (postage prepaid) or by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

              (a)    If to Investor:

                     John F. McHale
                     12303 Technology Blvd.
                     Austin, Texas 78727

              (b)    If to the Company:

                     AMX Corporation
                     11995 Forestgate Drive
                     Dallas, Texas  75243
                     Attention:  Joe Hardt
                     Telecopier: 972-907-6234

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                     With a copy to:

                     Munsch Hardt Kopf & Harr, P.C.
                     1445 Ross Avenue
                     4000 Fountain Place
                     Dallas, Texas 75202
                     Attention: A. Michael Hainsfurther, Esq.
                     Telecopier:  214-855-7584

              (c) If any notice required under this Agreement is permitted to be made, and is made, by telephone, actions taken or omitted to be taken in reliance thereon by the Investor shall be binding upon the Company notwithstanding any inconsistency between the notice provided by telephone and any subsequent writing in confirmation thereof provided to the Investor; provided that any such action taken or omitted to be taken by the Investor shall have been in good faith and in accordance with the terms of this Agreement.

       3.4 SUCCESSORS AND ASSIGNS. All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of its or his successors and assigns, whether or not so expressed.

       3.5 SEVERABILITY. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by applicable law) not invalidate or render unenforceable such provision in any other jurisdiction.

       3.6 CONSTRUCTION. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any person, or which such person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such person.

       3.7 EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

       3.8 GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the law of the State of Texas.

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       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

                                            AMX CORPORATION

                                            By: /s/ Joe Hardt
                                                -------------------------------
                                                     Joe Hardt, President

                                            INVESTOR

                                            By: /s/ John F. McHale
                                                -------------------------------
                                                     John F. McHale



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